UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2012, Dune Energy, Inc. (the “Company”) entered into separate Stock Purchase Agreements between the Company and certain of its existing investors (each a “Stock Purchase Agreement” and such transaction the “Financing”). Each of the counterparties to the Registration Rights Agreement (as defined below) is party to a Stock Purchase Agreement (collectively, the “Investors”).

Pursuant to the terms of the Stock Purchase Agreements, which were substantially in the same form as one another, the Company collectively agreed to issue up to 31,250,000 shares of its Common Stock, par value $0.001 (the “Shares”) at a purchase price of $1.60 per share or a total purchase price of up to $50,000,000 to the Investors. The Company will issue 18,749,997 Shares in exchange for $30,000,000 at the initial closing. Upon the Company’s election, and subject to the Company meeting certain performance objectives, the Company may conduct two additional closings with the Investors prior to December 31, 2013 (each an “Additional Closing”). In each Additional Closing, the Company will issue up to 6,250,000 Shares at a purchase price of $1.60 per share or a total purchase price of up to $10,000,000. The Investors may also elect to require the Company to conduct a closing in which the Company will issue the remaining shares to be issued in the Financing, upon the occurrence of certain events specified in the Stock Purchase Agreements.

The foregoing description of the Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Stock Purchase Agreements, a copy of the form of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein and (ii) the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

On December 20, 2012, in connection with the Financing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), with the Investors. Under the Registration Rights Agreement, the Company agreed to use its commercially reasonable efforts to file with the United States Securities and Exchange Commission and to cause to become effective a registration statement relating to the Shares. The Company also agreed to use its commercially reasonable efforts to keep the shelf registration statement effective until the earliest to occur of (i) the disposition of all shares of registrable securities registered under the shelf registration statement, (ii) the availability under Rule 144 of the Securities Act of 1933, as amended, for each holder of registrable securities to immediately freely resell without restriction all registrable securities held by such holder and covered by the shelf registration statement or (iii) the cessation of all such shares to be outstanding.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Financing described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 3.02 by reference, on December 21, 2012, the Company issued 18,749,997 shares of its Common Stock to certain Investors in exchange for aggregate consideration of $30,000,000. The shares of Common Stock were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. After giving effect to this transaction, the total number of shares issued by the Company is 59,022,475.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Registration Rights Agreement by and among the Company and the Investors listed on the signature pages thereto, dated as of December 20, 2012

10.1	Form of Stock Purchase Agreement between the Company and the Investor party thereto, dated as of December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: December 21, 2012	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement by and among the Company and the Investors listed on the signature pages thereto, dated as of December 20, 2012

10.1	Form of Stock Purchase Agreement between the Company and the Investor party thereto, dated as of December 20, 2012